UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2002

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 0-22278

Delaware	06-1377322
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

615 Merrick Avenue, Westbury, New York 11590
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 683-4100

Not applicable
(Former name or former address, if changed since last report)

CURRENT REPORT ON FORM 8-K

Item 1.	Changes in Control of Registrant
Not applicable.

Item 2.	Acquisition or Disposition of Assets

Not applicable.

Item 3.	Bankruptcy or Receivership

Not applicable.

Item 4.	Changes in Registrant’s Certifying Accountant

Not applicable.

Item 5.	Other Events

Not applicable.

Item 6.	Resignations of Registrant’s Directors

Not applicable.

Item 7.	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Attached as an exhibit is the text of a written presentation that the Company intends to make available and distribute to participants at the RBC Capital Markets Financial Institutions Conference in Martha’s Vineyard, MA on September 19, 2002, and to post on its web site beginning on that date.

Item 8.	Change in Fiscal Year

Not applicable.

Item 9.	Regulation FD Disclosure

On September 19, 2002, the Company intends to make available and distribute a written presentation to participants at the RBC Capital Markets Financial Institutions Conference being held in Martha’s Vineyard, MA. In addition, the Company intends to post the presentation on its web site beginning on that date. The presentation discusses the Company’s financial performance, its strategies, and its diluted GAAP EPS projections for 2002 and 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC.

September 19, 2002	/s/ Joseph R. Ficalora

Date	Joseph R. Ficalora President and Chief Executive Officer

EXHIBIT INDEX

99.1	Written presentation to be made available and distributed to participants at the RBC Capital Markets Financial Institutions Conference in Martha’s Vineyard, MA on September 19, 2002, and to be posted on the Company’s web site beginning on that date.